---------
                              The BlackRock
                                  ---------
                              Municipal Target
                              Term Trust Inc.
                              ===============================
                              Annual Report
                              December 31, 1998

                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1999


Dear Shareholders:

      Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

      Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

      This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.


Sincerely,

/s/ Laurence D. Fink                /s/ Ralph L. Schlosstein

Laurence D. Fink                    Ralph L. Schlosstein
Chairman                            President

                                                                January 31, 1999


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

                            ----------------------------------------------------
                            12/31/98   12/31/97   Change      High       Low
--------------------------------------------------------------------------------
Stock Price                 $11.375    $11.00      3.41%     $11.75    $10.3125
--------------------------------------------------------------------------------
Net Asset Value (NAV)       $11.21     $11.22     (0.09%)    $11.35    $11.05
--------------------------------------------------------------------------------

The Fixed Income Markets

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

      The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      Rapidly declining Treasury yields and significant supply of new municipal issues were responsible for the underperformance of municipals versus treasuries in 1998. However, on a historical basis, municipals remain attractive, particularly those with longer maturities. Also, retail investors, who have been focused on the equity markets have begun to migrate back to the municipal market. These factors may enable municipals to outperform Treasuries in the coming year.

The Trust's Portfolio and Investment Strategy

      The Trust's portfolio is actively managed to diversify exposure across various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Portfolio trading activity was very low during 1998, as a majority of the bonds in the portfolio are trading at prices which, if sold, would result in a taxable capital gain. Additionally, as these bonds were purchased in higher interest rate environments. If they were sold, the Trust would be forced to reinvest the proceeds in lower yielding securities. These factors led us to decide that the most prudent investment strategy for 1998 was to maintain the current portfolio structure.

      The Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Trust has experienced favorable short-term municipal rates over the past year, providing for profitable leverage.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------
                 The BlackRock Municipal Target Term Trust Inc.
--------------------------------------------------------------------------------
Sector                              December 31, 1998         December 31, 1997
--------------------------------------------------------------------------------
City, County and State                     22%                       21%
--------------------------------------------------------------------------------
Hospital                                   15%                       15%
--------------------------------------------------------------------------------
Transportation                             14%                       14%
--------------------------------------------------------------------------------
Tax Revenue                                14%                       14%
--------------------------------------------------------------------------------
Water & Sewer                              11%                       11%
--------------------------------------------------------------------------------
Utility/Power                               8%                        8%
--------------------------------------------------------------------------------
Lease Revenue                               8%                        8%
--------------------------------------------------------------------------------
Education                                   5%                        5%
--------------------------------------------------------------------------------
Other                                       3%                        4%
--------------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock Municipal Target Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at closedend_funds@blackrock.com.

Sincerely,

/s/ Robert S. Kapito                     /s/ Kevin Klingert

Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                 The BlackRock Municipal Target Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                  BMN
--------------------------------------------------------------------------------
Initial Offering Date:                                       September 27, 1991
--------------------------------------------------------------------------------
Closing Stock Price as  of 12/31/98:                              $11.375
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/98:                                   $11.21
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/98 ($11.375)1:             5.41%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                   $ 0.05125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:                $ 0.615
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)   Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Portfolio of Investments December 31, 1998
--------------------------------------------------------------------------------

                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--141.3%
                      Alabama--1.0%
                      Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
    AAA      $ 1,700       6.50%, 2/01/01+............................................................       N/A       $  1,827,228
    AAA        1,815       6.60%, 2/01/01+............................................................       N/A          1,954,410
    AAA        1,025       6.625%, 2/01/01+...........................................................       N/A          1,104,243
                                                                                                                       ------------
                                                                                                                          4,885,881
                                                                                                                       ------------
                      Alaska--2.9%
    AAA        7,500  Anchorage Elec. Util. Rev., 7.125%, 6/01/06, MBIA...............................   6/99 at 102      7,745,550
    AAA        9,000  No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA..............................  No Opt. Call      7,196,940
                                                                                                                       ------------
                                                                                                                         14,942,490
                                                                                                                       ------------
                      Arizona--1.1%
                      Tucson Bus. Dev. Fin. Corp. Lease Rev., FGIC,
    AAA        1,515       6.25%, 7/01/02+............................................................       N/A          1,664,303
    AAA        3,495       6.25%, 7/01/06.............................................................   7/02 at 102      3,815,387
                                                                                                                       ------------
                                                                                                                          5,479,690
                                                                                                                       ------------
                      California--5.0%
    AAA        6,000  California St., G.O., 6.30%, 9/01/06, AMBAC.....................................  No Opt. Call      6,885,660
    AAA        1,910  California St. Pub. Wrks. Rev., Ser. A, 6.20%, 12/01/02, AMBAC+.................       N/A          2,118,763
    AAA        4,000  Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%, 3/01/07, MBIA.........   3/01 at 102      4,299,080
                      Los Angeles Wst. Wtr. Sys. Rev., MBIA,
    AAA        5,570       5.625%, 6/01/07............................................................   6/03 at 102      6,042,057
    AAA        3,320       Ser. D, 6.60%, 12/01/00+...................................................       N/A          3,582,712
    AAA        3,500  San Joaquin Hills Tran. Agcy., Toll Rd. Rev., Ser. A, Zero Coupon,
                           1/15/07, MBIA..............................................................  No Opt. Call      2,506,875
                                                                                                                       ------------
                                                                                                                         25,435,147
                                                                                                                       ------------
                      Colorado--1.9%
                      Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
    AAA        2,025       6.50%, 11/15/01+...........................................................       N/A          2,198,441
    AAA        1,385       6.50%, 11/15/05............................................................  11/01 at 101      1,490,703
    AAA        1,110       6.60%, 11/15/01+...........................................................       N/A          1,208,058
    AAA          765       6.60%, 11/15/06............................................................  11/01 at 101        824,356
    AAA        2,295       6.625%, 11/15/01+..........................................................       N/A          2,499,301
    AAA        1,570       6.625%, 11/15/07...........................................................  11/01 at 101      1,690,655
                                                                                                                       ------------
                                                                                                                          9,911,514
                                                                                                                       ------------
                      District of Columbia--1.8%
                      District of Columbia, G.O., Ser B, 5.90%, 6/1/06, MBIA
    AAA        1,060       5.90%, 6/1/04+ ............................................................       N/A          1,171,332
    AAA        7,190       5.90%, 6/1/06 .............................................................   6/04 at 102      7,851,624
                                                                                                                       ------------
                                                                                                                          9,022,956
                                                                                                                       ------------
                      Florida--12.1%
                      Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev. (Dept. Nat. Res. & Pres.),
    AAA        7,000       6.45%, 7/01/01+, MBIA......................................................       N/A          7,534,380
    AAA        6,975       6.75%, 7/01/01+, AMBAC.....................................................       N/A          7,620,676
    AAA        2,190  Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA..........................   7/01 at 101      2,362,222
                      Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. B, FGIC,
    AAA        4,760       6.55%, 10/01/06............................................................  10/02 at 102      5,311,969
    AAA        5,070       6.55%, 10/01/07............................................................  10/02 at 102      5,639,107
    AAA        3,155  Gulf Breeze Local Gov't. Ln. Pkg. Rev., 7.70%, 12/01/15, FGIC...................  12/99 at 102      3,277,319
    AAA        2,650  Jacksonville Hlth. Fac. Auth. Rev., Mem. Med. Ctr., Ser. A, 6.625%,
                           5/01/01+, MBIA.............................................................       N/A          2,875,462
    AAA        7,500  Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%, 2/01/07, CONNIE LEE.   2/02 at 102      8,169,075
    AAA        2,000  No. Broward Hosp. Rev., 6.50%, 1/01/02+, MBIA...................................       N/A          2,192,780

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Florida (cont'd)
    AAA      $10,645  Orange Cnty., Tourist Dev. Tax Rev., Ser. A, 6.375%, 10/01/06, AMBAC............  10/02 at 102    $11,795,299
    AAA        2,570  Tampa Auth. Rev., St. Joseph Hlth. Ctr., 6.70%, 12/01/01+, MBIA.................       N/A          2,833,965
    AAA        1,600  Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC............................  10/01 at 102      1,754,560
                                                                                                                       ------------
                                                                                                                         61,366,814
                                                                                                                       ------------
                      Georgia--0.4%
    AAA        1,990  Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp., Ser. B, 6.45%,
                           1/01/05, MBIA..............................................................   1/04 at 101      2,204,980
                                                                                                                       ------------
                      Illinois--14.7%
    AAA        4,930  Alton Hlth. Fac. Rev., Christian Hlth. Ctr., 7.00%, 2/15/01+, FGIC..............       N/A          5,350,184
                      Chicago Cent. Pub. Library, G.O., AMBAC,
    AAA        1,800  Ser. A, 6.75%, 4/01/02+.........................................................       N/A          1,993,158
    AAA        1,600  Ser. C, 6.75%, 4/01/02+.........................................................       N/A          1,771,696
    AAA        5,555  Cook Cnty., Ser. A, 6.40%, 11/15/02+, MBIA......................................       N/A          6,168,827
    AAA        1,775  Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02+, FGIC..............       N/A          1,903,901
                      lllinois Hlth. Fac. Auth. Rev.,
    AAA        3,300       Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC..................................   1/02 at 102      3,581,292
    AAA       14,585       Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA.........................   6/02 at 102     16,011,559
                      Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
    AAA        2,780       6.55%, 11/01/01+...........................................................       N/A          3,041,820
    AAA        6,125       6.625%, 11/01/01+..........................................................       N/A          6,714,041
    AAA        8,725  Illinois St., G.O., 6.40%, 12/15/07, AMBAC......................................  12/01 at 102      9,537,472
                      Illinois St. Sales Tax Rev., Ser. O,
    AAA        5,900       Zero Coupon, 6/15/07.......................................................  No Opt. Call      4,153,482
    AAA        5,635       Zero Coupon, 6/15/08.......................................................  No Opt. Call      3,739,499
    AAA        2,065       6.50%, 6/15/01+............................................................       N/A          2,237,531
    AAA        3,935       6.50%, 6/15/06.............................................................   6/02 at 101      4,252,200
    AAA        2,000       6.60%, 6/15/01+............................................................       N/A          2,171,720
    AAA        2,000  Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC.......................  No Opt. Call      2,426,320
                                                                                                                       ------------
                                                                                                                         75,054,702
                                                                                                                       ------------
                      Indiana--2.8%
    AAA        9,000  Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC....................  No Opt. Call      6,520,500
    AAA        2,270  Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%, 7/01/07, MBIA............   1/01 at 102      2,438,025
    AAA        5,000  Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA........................   7/00 at 102      5,302,950
                                                                                                                       ------------
                                                                                                                         14,261,475
                                                                                                                       ------------
                      Kentucky--3.1%
                      Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
    AAA        2,015       6.60%, 3/01/02+............................................................       N/A          2,219,986
    AAA        2,160       6.65%, 3/01/02+............................................................       N/A          2,382,912
    AAA        3,750  Kentucky Dev. Fin. Auth. Rev., Sisters of Charity, 6.60%, 11/01/06, MBIA........  11/01 at 102      4,072,238
    AAA        6,410  Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53, 6.625%, 10/01/07, MBIA........  10/01 at 102      6,970,490
                                                                                                                       ------------
                                                                                                                         15,645,626
                                                                                                                       ------------
                      Louisiana--6.9%
                      Jefferson Sales Tax Dist. Rev., FGIC,
    AAA        6,505       Ser. A, 6.75%, 12/01/02+...................................................       N/A          7,194,660
    AAA       14,495       Ser. A, 6.75%, 12/01/06....................................................  12/02 at 100     15,883,041
    AAA        4,000       Ser. B, 6.75%, 12/01/02+...................................................       N/A          4,416,440
    AAA        3,500  Louisiana St., G.O., Ser. A, 6.50%, 5/01/07, AMBAC..............................   5/02 at 102      3,853,640
    AAA        5,250  New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC..................................  No Opt. Call      3,784,515
                                                                                                                       ------------
                                                                                                                         35,132,296
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Massachusetts--5.0%
    AAA      $ 3,670  Mansfield, G.O., 6.65%, 1/15/02+, AMBAC.........................................       N/A       $  4,042,798
                      Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys., Ser. A,
    AAA       20,015       6.625%, 3/01/01+, MBIA.....................................................       N/A         21,627,809
                                                                                                                       ------------
                                                                                                                         25,670,607
                                                                                                                       ------------
                      Michigan--8.9%
                      Detroit Swr. Disp. Rev., FGIC,
    AAA        1,655       6.60%, 7/01/01+............................................................       N/A          1,802,345
    AAA        1,765       6.65%, 7/01/01+............................................................       N/A          1,924,221
    AAA        1,880       6.70%, 7/01/01+............................................................       N/A          2,051,813
    AAA        3,750  Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC.............................   1/01 at 102      3,996,525
                      Michigan Mun. Bond Auth.,
    AAA        5,000       G.O., Ser. D, Zero Coupon, 5/15/06, MBIA...................................  No Opt. Call      3,657,700
    AAA        1,840       Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC............................  11/04  at 102     2,082,107
                      Michigan St. Bldg. Auth. Rev.,
    AAA       11,590       Ser. I, 6.75%, 10/01/07, MBIA..............................................  10/01 at 102     12,577,468
    AAA        3,850       Ser. II, 6.75%, 10/01/07, AMBAC............................................  10/01 at 102      4,232,882
    AAA       11,940  Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                           6.60%, 11/15/07, MBIA......................................................  11/01 at 102     12,908,812
                                                                                                                       ------------
                                                                                                                         45,233,873
                                                                                                                       ------------
                      Nevada--5.2%
    AAA        6,210  Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01+, AMBAC..........................       N/A          6,719,282
                      Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
    AAA       11,000       6.70%, 3/01/06.............................................................   3/01 at 101     11,693,000
    AAA        1,500       6.75%, 3/01/07.............................................................   3/01 at 101      1,596,030
    AAA        2,835  Nye Cnty. Sch. Dist., G.O., BIG, 7.25%, 5/01/99+................................       N/A          2,928,470
    AAA        3,250  Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%, 7/01/01+, MBIA..........       N/A          3,542,955
                                                                                                                       ------------
                                                                                                                         26,479,737
                                                                                                                       ------------
                      New Hampshire--0.5%
    AAA        2,310  New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester, 6.70%,
                           10/01/06, AMBAC............................................................  10/02 at 102      2,500,714
                                                                                                                       ------------
                      New Jersey--15.7%
    AAA       10,500  Elizabeth, G.O., 6.60%, 8/01/06, MBIA...........................................   8/01 at 102     11,325,510
                      Howell Twp., G.O., FGIC,
    AAA        7,715       6.70%, 1/01/06.............................................................   1/02 at 102      8,423,700
    AAA        2,925       6.75%, 1/01/07.............................................................   1/02 at 102      3,206,473
                      New Jersey St. Hlth. Care Fac. Fin. Auth. Rev., Hackensack Med. Ctr., FGIC,
    AAA       12,755       6.65%, 7/01/06.............................................................   7/01 at 102     13,905,628
    AAA        3,735       6.70%, 7/01/07.............................................................   7/01 at 102      4,076,342
    AAA        1,765  New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy., 6.15%, 1/01/07, AMBAC.........   1/02 at 102      1,896,987
    AAA       30,000  New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/07, AMBAC...................  1/01 at 101.5    31,806,900
                      No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
    AAA        2,525       Wanaque No. Proj., Ser. B, 6.50%, 11/15/06.................................  11/01 at 102      2,738,842
    AAA        1,065       Wanaque So. Proj., 6.50%, 7/01/06..........................................  No Opt. Call      1,197,774
    AAA        1,250  Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA..........................  12/02 at 102      1,364,087
                                                                                                                       ------------
                                                                                                                         79,942,243
                                                                                                                       ------------
                      New Mexico--0.8%
    AAA        3,535  Gallup, P.C.R., 6.50%, 8/15/07, MBIA............................................   8/02 at 102      3,862,765
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      New York--14.1%
                      New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. A, FGIC,
    AAA      $11,100       6.15%, 6/15/07.............................................................  6/02 at 101.5  $ 12,001,431
    AAA        1,090       6.75%, 6/15/01+............................................................       N/A          1,178,203
    AAA        1,070       6.75%, 6/15/06.............................................................   6/01 at 101      1,149,811
    AAA        1,340       7.00%, 6/15/01+............................................................       N/A          1,456,178
    AAA        1,320       7.00%, 6/15/07.............................................................   6/01 at 101      1,424,465
                      New York City, G.O.,
    AAA       13,000       Ser. A, 7.00%, 8/01/07,FSA.................................................  8/06 at 101.5    15,577,640
    AAA       10,000       Ser. E, 6.125%, 8/01/06, MBIA..............................................  No Opt. Call     11,251,900
    AAA        4,500  New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06................  11/04 at 102      5,147,460
    AAA        9,830  New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge., Ser. A, 5.50%,
                      11/01/06, FSA...................................................................   5/06 at 102     10,547,295
    AAA        5,250  New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC.......................   1/03 at 102      5,639,025
    AAA        6,000  Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC...............   1/01 at 102      6,424,380
                                                                                                                       ------------
                                                                                                                         71,797,788
                                                                                                                       ------------
                      North Carolina--1.3%
    AAA        6,000  North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B, 6.00%, 1/01/06,
                           CAPMAC.....................................................................  No Opt. Call      6,652,020
                                                                                                                       ------------
                      North Dakota--0.4%
    AAA        2,035  Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp., 6.50%,
                           12/01/06, MBIA.............................................................  12/01 at 102      2,193,567
                                                                                                                       ------------
                      Pennsylvania--10.2%
    AAA        6,200  Beaver Cnty. Hosp. Auth., 6.625%, 7/01/06, AMBAC................................   7/02 at 102      6,886,340
    AAA        1,500  Coatesville Sch. Dist., G.O., 6.60%, 3/01/01+, AMBAC............................       N/A          1,592,295
    AAA       10,000  Harrisburg Auth. Lease Rev., 6.625%, 6/01/01+, FSA..............................       N/A         10,769,700
    AAA        7,450  Pennsylvania St. G.O., Ser. A, 6.50%, 11/01/01+, FGIC...........................       N/A          8,114,391
    AAA        1,445  Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01+, MBIA.........................       N/A          1,578,764
    AAA        4,500  Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC.................  12/02 at 102      4,838,085
                      Philadelphia Mun. Auth., Justice Lease Rev.,
    AAA        1,550       Ser. A, 7.00%, 11/15/04, MBIA..............................................  11/01 at 102      1,708,208
    AAA        2,370       Ser. B, 7.10%, 11/15/01+, FGIC.............................................       N/A          2,632,620
                      Pittsburgh & Allegheny Cntys. Rev., AMBAC,
    AAA        1,015       Ser. A, 6.50%, 7/15/06.....................................................   7/01 at 100      1,076,103
    AAA          900       Ser. B, 6.50%, 7/15/06.....................................................   7/01 at 100        954,180
    AAA        3,000  Schuylkill Cnty. Redev. Auth., Common Lease Rev., Ser. A, 7.00%, 6/01/07, FGIC..   6/02 at 101      3,257,190
    AAA        7,800  Westmoreland Cnty., G.O., 6.70%, 8/01/01+, AMBAC................................       N/A          8,378,214
                                                                                                                       ------------
                                                                                                                         51,786,090
                                                                                                                       ------------
                      Rhode Island--2.4%
    AAA       11,220  Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01+, MBIA............................       N/A         12,166,856
                                                                                                                       ------------
                      South Carolina--2.0%
    AAA        4,390  Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC........................   1/01 at 102      4,703,358
    AAA        5,100  Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC.................................   1/01 at 102      5,430,327
                                                                                                                       ------------
                                                                                                                         10,133,685
                                                                                                                       ------------
                      Tennessee--0.5%
    AAA        2,350  Met. Nashville, Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC.......................   7/01 at 102      2,533,699
                                                                                                                       ------------
                      Texas--15.3%
    AAA        2,000  Austin Util. Sys. Rev., 6.875%, 5/15/01+, AMBAC.................................       N/A          2,181,100
    AAA        8,500  Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon, 8/01/06, AMBAC..........  No Opt. Call      6,190,295
    AAA        5,800  El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA............................   2/02 at 100      6,178,334
                      Ft. Bend Cnty., Perm. Imprvt., FGIC,
    AAA        1,650       G.O., 6.60%, 9/01/02+......................................................       N/A          1,809,027
    AAA        1,725       Tax Rev., 6.60%, 9/01/02+..................................................       N/A          1,891,256

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Texas (cont'd)
                      Harris Cnty. Rev., Toll Rd. Sr. Lien, Ser. A, FGIC,
    AAA      $13,555       6.50%, 8/15/02+............................................................       N/A       $ 15,038,459
    AAA        1,955       6.50%, 8/15/06.............................................................   8/02 at 102      2,141,800
    AAA          590       6.50%, 8/15/07.............................................................   8/02 at 102        646,375
                      Houston Wtr. & Swr. Sys. Rev., Ser. B,
    AAA        1,775       6.75%, 12/01/01+, FGIC.....................................................       N/A          1,957,133
    AAA       13,225       6.75%, 12/01/08, FGIC......................................................  12/01 at 102     14,416,969
    AAA        1,900  No. Central Texas Hlth. Fac. Dev. Corp. Rev., Children's Med. Ctr. of Dallas,
                           6.375%, 10/01/06, MBIA.....................................................  10/01 at 102      2,041,075
    AAA        1,550  No. Texas Wtr. Dist., 6.40%, 6/01/07, MBIA......................................   6/03 at 100      1,692,228
    AAA        3,000  Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01+, MBIA.......................       N/A          3,229,230
    AAA       15,000  Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC..........................  No Opt. Call     10,878,000
    AAA        3,745  Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01+, MBIA..........................       N/A          3,992,769
    AAA        3,395  Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp., 6.50%,
                           7/01/06, FGIC..............................................................   7/02 at 102      3,713,790
                                                                                                                       ------------
                                                                                                                         77,997,840
                                                                                                                       ------------
                      Washington--4.7%
                      Seattle, G.O., Ser. E, MBIA,
    Aa1        1,700       Zero Coupon, 12/15/07......................................................  No Opt. Call      1,173,255
    Aa1        1,345       Zero Coupon, 12/15/08......................................................  No Opt. Call        885,454
    AAA        1,250  Snohomish Cnty. Pub. Util. Dist., Elec. Rev., 6.55%, 1/01/07, FGIC..............  No Opt. Call      1,444,150
                      Snohomish Cnty. Sch. Dist., G.O., MBIA,
    AAA        3,835       6.70%, 12/01/06............................................................  12/01 at 100      4,109,394
    AAA        4,145       6.75%, 12/01/07............................................................  12/01 at 100      4,447,212
                      Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. 2, Ser. A,
    AAA       12,875       Zero Coupon, 7/01/06, MBIA.................................................  No Opt. Call      9,402,226
    AAA        2,265       6.50%, 7/01/01+, FGIC......................................................       N/A          2,458,477
                                                                                                                       ------------
                                                                                                                         23,920,168
                                                                                                                       ------------
                      Wisconsin--0.6%
    AAA        2,850  Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev., 6.50%, 11/15/06, MBIA....  11/01 at 102      3,089,742
                                                                                                                       ------------
                      Total Investments--141.3% (cost $656,068,696)...................................                  719,304,965
                      Other assets in excess of liabilities--2.9%.....................................                   14,545,838
                      Liquidation value of preferred stock--(44.2%)...................................                 (225,000,000)
                                                                                                                       ------------
                      Net Assets Applicable to Common Shareholders--100%..............................                 $508,850,803
                                                                                                                       ============

----------
*     Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+     This bond is prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.


--------------------------------------------------------------------------------
       THE FOLLOWING ABBREVIATIONS ARE USED IN THE PORTFOLIO DESCRIPTIONS:

AMBAC      -- American Municipal Bond Assurance Corporation
BIG        -- Bond Investors Guaranty Insurance Company
CAPMAC     -- Capital Markets Assurance Company
CONNIE LEE -- College Construction Loan Insurance Association
C.O.P.     -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FSA        -- Financial Security Assurance
G.O.       -- General Obligation Bond
MBIA       -- Municipal Bond Insurance Association
P.C.R.     -- Pollution Control Revenue
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at value (cost
  $656,068,696) (Note 1) .................................        $ 719,304,965
Interest receivable ......................................           11,504,776
Receivable for investments sold ..........................            4,941,900
                                                                  -------------
                                                                    735,751,641
                                                                  -------------
Liabilities
Due to custodian .........................................            1,202,530
Investment advisory fee payable (Note 2) .................              226,182
Dividends payable--preferred stock .......................              102,986
Administration fee payable (Note 2) ......................               45,236
Other accrued expenses ...................................              323,904
                                                                  -------------
                                                                      1,900,838
                                                                  -------------
Net Investment Assets ....................................        $ 733,850,803
                                                                  =============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................................        $     454,106
    Paid-in capital in excess of par .....................          421,119,385
  Preferred stock (Note 4) ...............................          225,000,000
                                                                  -------------
                                                                    646,573,491

  Undistributed net investment income ....................           24,063,235
  Accumulated net realized loss ..........................              (22,192)
  Net unrealized appreciation ............................           63,236,269
                                                                  -------------
  Net investment assets, December 31, 1998 ...............        $ 733,850,803
                                                                  =============
  Net assets applicable to common
    shareholders .........................................        $ 508,850,803
                                                                  =============
Net asset value per common share:
  ($508,850,803 / 45,410,639 shares of
  common stock issued and outstanding) ...................               $11.21
                                                                         ======


--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Income

Income
  Interest and discount earned ...........................         $ 42,823,648
                                                                   ------------

Expenses
  Investment advisory ....................................            2,574,318
  Auction agent ..........................................              564,500
  Administration .........................................              514,864
  Custodian ..............................................              130,000
  Directors ..............................................               84,000
  Audit ..................................................               60,000
  Transfer agent .........................................               35,000
  Reports to shareholders ................................               25,000
  Legal ..................................................               10,000
  Miscellaneous ..........................................               70,419
                                                                   ------------
    Total expenses .......................................            4,068,101
                                                                   ------------
Net investment income ....................................           38,755,547
                                                                   ------------

Realized and Unrealized Loss On
  Investments (Note 3)
   Net realized loss on investments ......................              (22,192)
   Net change in unrealized appreciation
    on investments .......................................           (3,961,990)
                                                                   ------------
   Net loss on investments ...............................           (3,984,182)
                                                                   ------------

Net Increase in Net Investment
   Assets Resulting from Operations ......................         $ 34,771,365
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statements of Changes in Net Investment Assets
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                      ------------------------------
                                                                           1998             1997
                                                                      -------------    -------------
Increase (Decrease) in Net Investment Assets

Operations:
   Net investment income ..........................................   $  38,755,547    $  38,510,968
Net realized gain (loss) on investments ...........................         (22,192)         181,766
Net change in unrealized appreciation (depreciation) on investments      (3,961,990)       9,243,056
                                                                      -------------    -------------

 Net increase in net investment assets resulting from operations ..      34,771,365       47,935,790
                                                                      -------------    -------------
Dividends and distributions:
To preferred shareholders from net investment income ..............      (7,606,013)      (8,041,758)
To preferred shareholders from capital gains ......................              --          (40,128)
To common shareholders from net investment income .................     (27,927,201)     (27,785,620)
To common shareholders from capital gains .........................              --         (141,638)
                                                                      -------------    -------------
    Total dividends and distributions .............................     (35,533,214)     (36,009,144)
                                                                      -------------    -------------

      Total increase (decrease) ...................................        (761,849)      11,926,646
                                                                      -------------    -------------

Net Investment Assets

Beginning of year .................................................     734,612,652      722,686,006
                                                                      -------------    -------------
End of year .......................................................   $ 733,850,803    $ 734,612,652
                                                                      =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                           ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             1998         1997         1996         1995         1994
                                                           --------     --------     --------     --------     --------
Net asset value, beginning of year .....................   $  11.22     $  10.96     $  11.14     $   9.98     $  11.30
                                                           --------     --------     --------     --------     --------
  Net investment income ................................       0.85         0.85         0.84         0.87         0.83
  Net realized and unrealized gain (loss) on investments      (0.08)        0.20        (0.24)        1.14        (1.39)
                                                           --------     --------     --------     --------     --------
Net increase (decrease) from investment operations .....       0.77         1.05         0.60         2.01        (0.56)
                                                           --------     --------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders ...............................      (0.17)       (0.18)       (0.17)       (0.19)       (0.14)
  Common shareholders ..................................      (0.61)       (0.61)       (0.61)       (0.62)       (0.62)
Distributions from capital gains to:
  Preferred shareholders ...............................         --            *            *        (0.01)          --
  Common shareholders ..................................         --            *            *        (0.03)          --
                                                           --------     --------     --------     --------     --------
Total dividends and distributions ......................      (0.78)       (0.79)       (0.78)       (0.85)       (0.76)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year** .........................   $  11.21     $  11.22     $  10.96     $  11.14     $   9.98
                                                           ========     ========     ========     ========     ========
Market value, end of year** ............................   $  11.38     $  11.00     $  10.25     $  10.13     $   8.88
                                                           ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+: ..............................       9.35%       13.69%        7.43%       21.67%       (8.89%)
                                                           ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS++:
Expenses ...............................................       0.80%        0.88%        0.91%        0.90%        0.94%
Net investment income before preferred stock dividends .       7.63%        7.70%        7.75%        8.06%        7.91%
Preferred stock dividends ..............................       1.50%        1.61%        1.59%        1.83%        1.38%
Net investment income available to common stockholders .       6.13%        6.09%        6.16%        6.23%        6.53%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands)   $508,037     $500,227     $494,667     $487,923     $475,529
Portfolio turnover rate ................................          0%           8%           5%           9%          21%
Net assets of common shareholders, end of year
  (in thousands) .......................................   $508,851     $509,613     $497,686     $506,060     $453,407
Asset coverage per share of preferred stock,
  end of year#                                             $ 81,550     $ 81,640     $ 80,298     $ 81,243     $150,783
Preferred stock outstanding (in thousands) .............   $225,000     $225,000     $225,000     $225,000     $225,000

----------
* Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $0.0008 and to common shareholders was $0.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.
** Net asset value and market value are published in The Wall Street Journal each Monday.
#     A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

--------------------------------------------------------------------------------
The BlackRock Municipal
Target Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Policies

The BlackRock Municipal Target Term Trust Inc. (the "Trust"), was organized in Maryland on July 16, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $3,044 compared to amounts previously reported. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America. The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1998 aggregated $3,868,803 and $1,840,773, respectively.

      The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting purposes and, accordingly, gross and net unrealized appreciation for federal income tax purposes was $63,236,269.

      For federal income tax purposes, the Trust had a capital loss carry forward at December 31, 1998 of approximately $22,200 which will expire in 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 45,410,639 common shares outstanding at December 31, 1998, the Adviser owned 10,639 shares. As of December 31, 1998, there were 9,000 preferred shares outstanding as follows: Series W7-3,000, Series F7-3,000 and Series W28-3,000.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.80% to 4.40% during the year ended December 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 1998, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05125 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

      For the period January 1, 1999 to January 31, 1999 dividends and distributions declared on preferred shares totalled $629,515 in aggregate for the three outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Municipal Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc., as of December 31, 1998, and the related statements of operations, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1998, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that during the year ended December 31, 1998 the Trust paid a total of $0.615 in dividends per common share that were federally tax-exempt interest dividends.

      For purposes of preparing your annual federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Year 2000 Readiness Disclosure. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income exempt from regular federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

What Can the Trust Invest In?

The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's adviser to be of comparable credit quality.

What is the Adviser's Investment Strategy?

The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the Trust's assets are invested in securities which have maturities that are similar to the maturity date of the Trust. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active, management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, BlackRock will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust. In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Municipal Obligations. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Closed-End Fund:              Investment vehicle which initially offers a fixed
                              number of shares and trades on a stock exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount:                     When a fund's net asset value is greater than its
                              stock price the fund is said to be trading at a discount.

Dividend:                     Income generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment:        Shareholders may have all dividends and
                              distributions of capital gains automatically reinvested into additional shares of the Trust.

Market Price:                 Price per share of a security trading in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV):        Net asset value is the total market value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New
                              York Times or The Wall Street Journal each Monday.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

Pre-refunded Bonds:           These securities are collateralized by U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

Taxable Trusts
--------------------------------------------------------------------------------------------------
                                                                        Stock            Maturity
Perpetual Trusts                                                        Symbol             Date
                                                                        ------           --------
The BlackRock High Yield Trust Inc.                                      BHY               N/A
The BlackRock Income Trust Inc.                                          BKT               N/A
The BlackRock North American Government Income Trust Inc.                BNA               N/A

Term Trusts

The BlackRock 1999 Term Trust Inc.                                       BNN              12/99
The BlackRock Target Term Trust Inc.                                     BTT              12/00
The BlackRock 2001 Term Trust Inc.                                       BLK              06/01
The BlackRock Strategic Term Trust Inc.                                  BGT              12/02
The BlackRock Investment Quality Term Trust Inc.                         BQT              12/04
The BlackRock Advantage Term Trust Inc.                                  BAT              12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                BCT              12/09

Tax-Exempt Trusts
--------------------------------------------------------------------------------------------------
                                                                        Stock            Maturity
Perpetual Trusts                                                        Symbol             Date
                                                                        ------           --------
The BlackRock Investment Quality Municipal Trust Inc.                    BKN                N/A
The BlackRock California Investment Quality Municipal Trust Inc.         RAA                N/A
The BlackRock Florida Investment Quality Municipal Trust                 RFA                N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.         RNJ                N/A
The BlackRock New York Investment Quality Municipal Trust Inc.           RNY                N/A


Term Trusts

The BlackRock Municipal Target Term Trust Inc.                           BMN              12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                     BRM              12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.          BFC              12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                  BRF              12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.            BLN              12/08
The BlackRock Insured Municipal Term Trust Inc.                          BMT              12/10

                      If you would like further information
                 please call BlackRock at (800) 227-7BFM (7236)
                     or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

---------
BlackRock
---------

Directors

Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers

Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator

Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ07102-4077

Custodian and Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Auction Agent

Bankers Trust Company
4 Albany Street
New York, NY 10006

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                 The BlackRock Municipal Target Term Trust Inc.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077

                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2
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